UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2017 through November 30, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                 Pioneer Select
                                 Mid Cap Growth Fund

--------------------------------------------------------------------------------
                                 Annual Report | November 30, 2018
--------------------------------------------------------------------------------

                                 Ticker Symbols:

                                 Class A   PGOFX
                                 Class C   GOFCX
                                 Class K   PSMKX
                                 Class R   PGRRX
                                 Class Y   GROYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Pioneer funds complex if you invest directly.

                                 [LOGO]   Amundi Pioneer
                                          ==============
                                        ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                         26

Notes to Financial Statements                                                35

Report of Independent Registered Public Accounting Firm                      44

Additional Information                                                       46

Approval of Investment Management Agreement                                  48

Trustees, Officers and Service Providers                                     53

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
November 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 3

Portfolio Management Discussion | 11/30/18

In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth Fund during the 12-month period ended November 30, 2018. Mr. Winston, a senior vice president at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and lead portfolio manager of the Fund, is responsible for the day-to-day management of the Fund's portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi Pioneer, and David Sobell, a vice president and portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the 12-month period ended November 30, 2018?

A Pioneer Select Mid Cap Growth Fund's Class A shares returned 5.09% at net asset value during the 12-month period ended November 30, 2018, while the Fund's benchmark, the Russell Midcap Growth Index, returned 5.32%. During the same 12-month period, the average return of the 600 mutual funds in Morningstar's Mid-Cap Growth Funds category was 4.09%.

Q How would you describe the investment environment in the equity market during the 12-month period ended November 30, 2018?

A The Fund's fiscal year ended November 30, 2018, was a very volatile 12-month period for domestic equities. Domestic stock indices rocketed higher in the first two months of the period (December 2017 and January
      2018), and then sharply corrected in the third month (February 2018), with the Standard & Poor's 500 Index (the S&P 500) falling by 9% from peak-to-trough over the course of those first three months. The February 2018 market correction was driven by a sharp rise in the 10-year government (U.S. Treasury) bond yield, which started the 12-month period at 2.41%, but rose to 2.95% by mid-February. The increase in the 10-year Treasury yield was believed to be a result of heightened inflation expectations driven by wage-rate increases, which began to accelerate during the January/February period. Additionally, the Federal Reserve (the
      Fed) was, at the same time, signaling its intention to raise short-term interest rates throughout 2018 and possibly into 2019.

      The 10-year Treasury yield stabilized at the elevated rate for the following six months (through August 2018), however, and so equity investors instead began to focus on the strong corporate earnings reports that came out over the first two calendar quarters of 2018. The positive earnings reports led market participants to bid up stocks again between April and September 2018. In addition, during the April-September time period, equity returns

4 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 were buoyed by improved levels in both business and consumer confidence, which were the result, to a certain degree, of reduced U.S. business and personal income tax rates that went into effect in January 2018. Employment trends also improved during the first six months of the 12-month period, with the unemployment rate reaching 3.8% at the end of May, a multi-decade low.

      Market volatility returned after domestic equities peaked again at the end of September, however, as October saw another sharp market correction that was even larger than the one in February, with the S&P 500 declining by 10% from peak-to-trough during the month. The October correction disproportionately punished stocks of secular growth companies -- which are a focus for us in managing the Fund -- and was driven by two large concerns that haunted equity markets: 1) the continued prospect for multiple short-term interest-rate increases by the Fed in 2018 and 2019, even as economic data (particularly in housing) was beginning to soften; and 2) the potential dampening effect on the economy and corporate earnings of U.S. tariffs, and the threat of a possible trade war with China, as the U.S. threatened to substantially increase the level and rate of tariffs on Chinese imports beginning on January 1, 2019.

      In November, the final month of the period, domestic stocks were once again extremely volatile, as market participants seemed to obsess over the two large concerns mentioned earlier. However, despite the significant volatility over the period, when all was said and done, the S&P 500 still managed to generate a positive return of 6.27% over the 12 months, while the Fund's benchmark, the Russell Midcap Growth Index (the Russell Index), also finished in positive territory, returning 5.32%. With that said, the 12-month period ended with equities on shaky ground.

      Within the Russell Index, the top-performing sectors over the 12 months were consumer staples, utilities, and information technology, which were up by 19.0%, 12.4%, and 12.3%, respectively. Meanwhile, communication services, materials, and energy were the benchmark's worst-performing sectors for the period, returning 25.5%, 16.4%, and 4.3%, respectively.

Q Which of your investment decisions had the greatest effects on the Fund's benchmark-relative performance during the 12-month period ended November 30, 2018?

A Sector allocation was essentially neutral to the Fund's benchmark-relative returns during the period, as the benefits of the portfolio's underweights to the underperforming communication services and materials sectors were largely offset by the negative effects of the Fund's underweights to the outperforming consumer staples and information technology sectors.

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 5

      With regard to stock selection, the Fund's results were positive overall during the period and aided benchmark-relative returns. Stock selection in health care was soundly positive for the Fund relative to the benchmark, and the strong results in the sector outpaced the negative performance from stock selections in industrials and consumer discretionary. Stock selection results in all other sectors were mixed, and were a neutral factor in the Fund's overall benchmark-relative performance.

Q Which individual portfolio holdings contributed the most to, or detracted the most from, the Fund's benchmark-relative performance during the 12-month period ended November 30, 2018?

A Given that stock selection in health care was a significant positive contributor to the Fund's benchmark-relative performance during the period, it's no surprise that the three individual portfolio holdings that aided relative returns the most came from the sector: Foundation Medicine, Sage Therapeutics, and Teladoc Health.

      Foundation Medicine provides diagnostic tests that enable optimal, personalized cancer treatments. In the fourth quarter of 2017, Foundation's shares benefited from a joint announcement by the Food and Drug Administration (FDA) and The Centers for Medicare and Medicaid Services (CMS) that Medicare would provide coverage for the company's "Foundation One" tests (via a parallel review process). Then, in late-June 2018, Foundation's share price increased again after the company agreed to be wholly acquired by its largest investor and partner, Roche. A global pharmaceutical and diagnostics company, Roche had purchased a minority stake in Foundation in 2015; with the June 2018 acquisition, Roche intended to bring Foundation's sequencing diagnostics platform under the Roche umbrella by acquiring all of the remaining shares at a 28% premium over the shares' trading price prior to the offer. After the acquisition offer was announced, we sold the Fund's position in Foundation.

      Sage Therapeutics is a biopharmaceutical company focused on treatments for disorders of the central nervous system, including schizophrenia and depression. Over the course of 2017, results of eight pipeline studies on Sage's therapies strongly affected the stock's performance, as pipeline success represented the key driver of share-price appreciation in December 2017, which is when the bulk of Sage's share-price run-up during the period took place. Sage's lead product, "Brexanolene" (SAGE-547), successfully completed pivotal studies to assess its effectiveness in the treatment of postpartum depression, while another product, SAGE-217, demonstrated proof-of-concept in the treatment of major depressive disorder. We believe both therapies represent potential breakthroughs in the treatment of serious depression.

6 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

      Teladoc Health provides a technology platform and network that enables the delivery of medical care to patients by physicians on an on-demand basis, by either video conference or telephone. Teladoc's shares rose steadily throughout the 12-month period as the company continued to announce new partnerships with managed-care providers, which further solidified its position as the leading comprehensive virtual-care delivery solution.

      On the downside, the three biggest individual detractors from the Fund's benchmark-relative performance during the 12-month period were portfolio positions in Hain Celestial (consumer staples) and Hortonworks (information technology), and a lack of Fund exposure to the shares of Workday (information technology), a large component of the Russell Index.

      Shares of Hain Celestial, a maker of natural and organic foods, declined during the period after the company disappointed investors with weaker-than-expected sales results as well as projections for weaker forward profitability than we had anticipated. We lost confidence in our original investment thesis for Hain Celestial, which was based on the belief that the company's strategies to prune its product portfolio and improve overall profitability would be successful. After the disappointing performance, we exited the Fund's position.

      Hortonworks provides a next-generation data management platform based on open-source technology. We believe the company has been benefiting from the big-data tailwind in information technology and the likely transition of enterprises to using open-source data management platforms versus proprietary, closed platforms. While growing rapidly on the top-line, Hortonworks is not yet profitable, and so investors sold off the company's shares in October and November 2018, a period which saw the market's preference for stocks of potential growth companies that are not yet profitable greatly diminish. In addition, Hortonworks agreed to merge with one of its competitors, Cloudera, towards the end of the period. While the initial reaction to the deal was positive, investor psychology about it turned negative in November after short-sellers tried to convince market participants that the merger could be a sign of impending weakness in the open-source data-management market. We believe the deal will drive shareholder value, and so despite the stock's underperformance during the period, we retained the Fund's position in Hortonworks.

      The Fund did not own shares of Workday, a large component of the Russell Index, during the 12-month period, and lack of portfolio exposure to the stock detracted from benchmark-relative returns. Workday provides enterprise cloud-based applications for human capital and financial management. The company's shares appreciated significantly during the

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 7

      12 months in response to a better-than-expected earnings report for the third quarter of 2018. Workday's shares support a very high valuation, and given our valuation-sensitive investment process in managing the Fund, we did not believe the future discounted earnings potential of the company warranted the high valuation, an assessment that turned out to be incorrect.

Q Did the Fund have any derivative exposure during the 12-month period ended November 30, 2018?

A     No, we did not invest the Fund in derivative securities during the period.

Q     What is your outlook as the Fund moves into a new fiscal year?

A As noted earlier, domestic stocks finished the 12-month period ended November 30, 2018, on shaky ground, as investors seemed to become obsessed with the twin risks of: 1) the possibility of a continued rise in short-term interest rates in the face of a potentially slowing economy; and 2) the prospect of escalating trade disputes with China, where increased tariffs could threaten to stifle both economic growth and corporate earnings in 2019.

      We see the potential for both of the above-mentioned risks to be ameliorated in early 2019, as the Fed could very well decide to do a "one and done" move with respect to interest-rate increases from here, and the U.S. government may be able to negotiate a trade agreement with China that is acceptable to all parties. However, both situations, and their potential resolutions, are difficult to handicap. In any event, we believe economic growth is likely to slow in 2019 from the robust pace we have witnessed in 2018, but we believe it is unlikely that the economy will go into recession in the coming year. In the slower, but stable economic environment that we expect, we believe investors are likely to again favor stocks of secular growth companies that are not dependent on macroeconomic growth in order to flourish.

      We believe larger-cap companies will continue to look to acquire mid-cap companies in order to generate top-line growth that is not available in a slowing economy; therefore, we believe mid-cap stocks are likely to benefit in 2019 and 2020. We also believe that market participants may be willing to pay a premium for shares of companies that can exhibit sustainable growth characteristics and innovation -- characteristics found in the types of equities that we favor holding in the Fund's portfolio.

8 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

Please refer to the Schedule of Investments on pages 19-25 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the fund will generally rise.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 9

Portfolio Summary | 11/30/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                              99.7%
U.S. Government and Agency Obligations                                      0.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     29.4%
Industrials                                                                17.8%
Health Care                                                                17.2%
Consumer Discretionary                                                     17.2%
Communication Services                                                      4.6%
Financials                                                                  4.0%
Materials                                                                   3.8%
Consumer Staples                                                            2.2%
Real Estate                                                                 1.8%
Energy                                                                      1.7%
Government                                                                  0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Live Nation Entertainment, Inc.                                        2.28%
--------------------------------------------------------------------------------
 2. Centene Corp.                                                          1.84
--------------------------------------------------------------------------------
 3. Thomson Reuters Corp.                                                  1.82
--------------------------------------------------------------------------------
 4. IAC/InterActiveCorp                                                    1.73
--------------------------------------------------------------------------------
 5. Dollar Tree, Inc.                                                      1.72
--------------------------------------------------------------------------------
 6. Total System Services, Inc.                                            1.62
--------------------------------------------------------------------------------
 7. Ross Stores, Inc.                                                      1.59
--------------------------------------------------------------------------------
 8. Xilinx, Inc.                                                           1.50
--------------------------------------------------------------------------------
 9. Verisk Analytics, Inc.                                                 1.47
--------------------------------------------------------------------------------
10. Fidelity National Information Services, Inc.                           1.47
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

Prices and Distributions | 11/30/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class               11/30/18                11/30/17
--------------------------------------------------------------------------------
         A                   $37.99                  $41.43
--------------------------------------------------------------------------------
         C                   $26.28                  $30.53
--------------------------------------------------------------------------------
         K                   $38.69                  $41.95
--------------------------------------------------------------------------------
         R                   $36.24                  $39.93
--------------------------------------------------------------------------------
         Y                   $41.57                  $44.72
--------------------------------------------------------------------------------

Distributions per Share: 12/1/17-11/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net
                     Investment          Short-Term           Long-Term
        Class         Income            Capital Gains        Capital Gains
--------------------------------------------------------------------------------
         A             $ --                $ --                $5.5121
--------------------------------------------------------------------------------
         C             $ --                $ --                $5.5121
--------------------------------------------------------------------------------
         K             $ --                $ --                $5.5121
--------------------------------------------------------------------------------
         R             $ --                $ --                $5.5121
--------------------------------------------------------------------------------
         Y             $ --                $ --                $5.5121
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 11

Performance Update | 11/30/18                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Select Mid Cap Growth Fund at public offering price during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2018)
------------------------------------------------------
                  Net          Public       Russell
                  Asset        Offering     Midcap
                  Value        Price        Growth
Period            (NAV)        (POP)        Index
------------------------------------------------------
10 Years          15.90%       15.22%       16.64%
5 Years            9.89         8.60        10.17
1 Year             5.09        -0.96         5.32
------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2018)
------------------------------------------------------
                Gross
------------------------------------------------------
                1.04%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer
                Select Mid              Russell
                Cap Growth              Midcap
                Fund                    Growth Index
11/08           $ 9,425                 $10,000
11/09           $13,709                 $14,283
11/10           $16,578                 $18,044
11/11           $17,537                 $19,139
11/12           $18,783                 $21,448
11/13           $25,720                 $28,720
11/14           $29,140                 $33,257
11/15           $30,051                 $33,862
11/16           $30,670                 $35,399
11/17           $39,228                 $44,259
11/18           $41,223                 $46,614

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class A shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

Performance Update | 11/30/18                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2018)
------------------------------------------------------
                                            Russell
                                            Midcap
                   If          If           Growth
Period             Held        Redeemed     Index
------------------------------------------------------
10 Years           14.92%      14.92%       16.64%
5 Years             9.01        9.01        10.17
1 Year              4.24        4.24         5.32
------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2018)
------------------------------------
                Gross
------------------------------------
                1.84%
------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer
                Select Mid              Russell
                Cap Growth              Midcap
                Fund                    Growth Index
11/08           $10,000                 $10,000
11/09           $14,443                 $14,283
11/10           $17,300                 $18,044
11/11           $18,131                 $19,139
11/12           $19,228                 $21,448
11/13           $26,104                 $28,720
11/14           $29,332                 $33,257
11/15           $30,003                 $33,862
11/16           $30,381                 $35,399
11/17           $38,551                 $44,259
11/18           $40,187                 $46,614

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class C shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 13

Performance Update | 11/30/18                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2018)
------------------------------------------------------
                           Net            Russell
                           Asset          Midcap
                           Value          Growth
Period                     (NAV)          Index
------------------------------------------------------
10 Years                   16.07%         16.64%
5 Years                    10.21          10.17
1 Year                      5.45           5.32
------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2018)
------------------------------------------------------
                Gross
------------------------------------------------------
                0.67%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer
                Select Mid              Russell
                Cap Growth              Midcap
                Fund                    Growth Index
11/08           $ 5,000,000             $ 5,000,000
11/09           $ 7,272,786             $ 7,141,598
11/10           $ 8,794,509             $ 9,021,839
11/11           $ 9,303,499             $ 9,569,371
11/12           $ 9,964,661             $10,723,755
11/13           $13,644,530             $14,360,031
11/14           $15,458,726             $16,628,583
11/15           $15,996,243             $16,930,972
11/16           $16,392,755             $17,699,539
11/17           $21,041,790             $22,129,702
11/18           $22,188,683             $23,306,798

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class A shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

Performance Update | 11/30/18                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2018)
------------------------------------------------------
                        Net               Russell
                        Asset             Midcap
                        Value             Growth
Period                  (NAV)             Index
------------------------------------------------------
10 Years                15.65%            16.64%
5 Years                  9.47             10.17
1 Year                   4.65              5.32
------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2018)
------------------------------------------------------
                Gross
------------------------------------------------------
                1.45%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer
                Select Mid              Russell
                Cap Growth              Midcap
                Fund                    Growth Index
11/08           $10,000                 $10,000
11/09           $14,546                 $14,283
11/10           $17,589                 $18,044
11/11           $18,607                 $19,139
11/12           $19,929                 $21,448
11/13           $27,241                 $28,720
11/14           $30,742                 $33,257
11/15           $31,587                 $33,862
11/16           $32,125                 $35,399
11/17           $40,916                 $44,259
11/18           $42,818                 $46,614

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance shown for Class R shares of the Fund for periods prior to May 15, 2009, is based on the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and the higher distribution and service fees of Class R shares of the Fund (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 15

Performance Update | 11/30/18                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2018)
------------------------------------------------------
                           Net            Russell
                           Asset          Midcap
                           Value          Growth
Period                     (NAV)          Index
------------------------------------------------------
10 Years                   16.30%         16.64%
5 Years                    10.20          10.17
1 Year                      5.36           5.32
------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2018)
------------------------------------------------------
                Gross
------------------------------------------------------
                0.79%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer
                Select Mid              Russell
                Cap Growth              Midcap
                Fund                    Growth Index
11/08           $ 5,000,000             $ 5,000,000
11/09           $ 7,303,931             $ 7,141,598
11/10           $ 8,870,541             $ 9,021,839
11/11           $ 9,420,411             $ 9,569,371
11/12           $10,136,279             $10,723,755
11/13           $13,926,501             $14,360,031
11/14           $15,833,476             $16,628,583
11/15           $16,374,060             $16,930,972
11/16           $16,755,936             $17,699,539
11/17           $21,477,980             $22,129,702
11/18           $22,629,104             $23,306,798

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class Y shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class I shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on actual returns from June 1, 2018, through November 30, 2018.

--------------------------------------------------------------------------------------------------
Share Class                        A             C             K             R             Y
--------------------------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 6/1/18
--------------------------------------------------------------------------------------------------
Ending Account                 $  972.25     $  968.23     $  973.68     $  969.79     $  973.12
Value (after expenses)
on 11/30/18
--------------------------------------------------------------------------------------------------
Expenses Paid                  $    5.04     $    8.78     $    3.27     $    7.11     $    3.86
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.02%, 1.78%, 0.66%, 1.44% and 0.78% for Class A, Class C, Class K, Class R and Class Y, shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).


                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2018, through November 30, 2018.

--------------------------------------------------------------------------------------------------
Share Class                        A             C             K             R             Y
--------------------------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 6/1/18
--------------------------------------------------------------------------------------------------
Ending Account                 $1,019.95     $1,016.14     $1,021.76     $1,017.85     $1,021.16
Value (after expenses)
on 11/30/18
--------------------------------------------------------------------------------------------------
Expenses Paid                  $    5.16     $    9.00     $    3.35     $    7.28     $    3.95
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.02%, 1.78%, 0.66%, 1.44% and 0.78% for Class A, Class C, Class K, Class R and Class Y, shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).


18 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

Schedule of Investments | 11/30/18

----------------------------------------------------------------------------------------------------
Shares                                                                                Value
----------------------------------------------------------------------------------------------------
                    UNAFFILIATED ISSUERS -- 99.7%
                    COMMON STOCKS -- 98.6% of Net Assets
                    Aerospace & Defense -- 1.4%
  136,703           Harris Corp.                                                      $   19,541,694
  109,630           Textron, Inc.                                                          6,154,628
                                                                                      --------------
                    Total Aerospace & Defense                                         $   25,696,322
----------------------------------------------------------------------------------------------------
                    Air Freight & Logistics -- 1.3%
  299,690(a)        XPO Logistics, Inc.                                               $   22,734,483
                                                                                      --------------
                    Total Air Freight & Logistics                                     $   22,734,483
----------------------------------------------------------------------------------------------------
                    Airlines -- 0.7%
  173,686           Alaska Air Group, Inc.                                            $   12,724,236
                                                                                      --------------
                    Total Airlines                                                    $   12,724,236
----------------------------------------------------------------------------------------------------
                    Auto Components -- 0.8%
  190,339           Aptiv Plc                                                         $   13,685,374
                                                                                      --------------
                    Total Auto Components                                             $   13,685,374
----------------------------------------------------------------------------------------------------
                    Banks -- 0.7%
   47,691(a)        SVB Financial Group                                               $   12,152,144
                                                                                      --------------
                    Total Banks                                                       $   12,152,144
----------------------------------------------------------------------------------------------------
                    Beverages -- 1.0%
   46,042           Constellation Brands, Inc.                                        $    9,013,182
  140,404(a)        Monster Beverage Corp.                                                 8,379,311
                                                                                      --------------
                    Total Beverages                                                   $   17,392,493
----------------------------------------------------------------------------------------------------
                    Biotechnology -- 4.8%
   96,491(a)        Alnylam Pharmaceuticals, Inc.                                     $    7,831,210
  254,561(a)        Esperion Therapeutics, Inc.                                           13,532,463
  253,614(a)        Exact Sciences Corp.                                                  19,776,820
  237,504(a)        FibroGen, Inc.                                                        10,298,173
   68,761(a)        Loxo Oncology, Inc.                                                    9,655,420
   89,442(a)        Sage Therapeutics, Inc.                                               10,311,768
  109,122(a)        Sarepta Therapeutics, Inc.                                            14,128,025
                                                                                      --------------
                    Total Biotechnology                                               $   85,533,879
----------------------------------------------------------------------------------------------------
                    Building Products -- 2.3%
  270,189           Fortune Brands Home & Security, Inc.                              $   11,834,278
  350,562           Owens Corning                                                         18,281,808
  155,158(a)        Trex Co., Inc.                                                         9,888,219
                                                                                      --------------
                    Total Building Products                                           $   40,004,305
----------------------------------------------------------------------------------------------------
                    Capital Markets -- 2.4%
  141,230           MSCI, Inc.                                                        $   22,185,821
   68,045           S&P Global, Inc.                                                      12,442,709
  162,318           TD Ameritrade Holding Corp.                                            8,734,331
                                                                                      --------------
                    Total Capital Markets                                             $   43,362,861
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 19

----------------------------------------------------------------------------------------------------
Shares                                                                                Value
----------------------------------------------------------------------------------------------------
                    Chemicals -- 1.4%
  101,874           Ashland Global Holdings, Inc.                                     $    8,342,462
  160,865           CF Industries Holdings, Inc.                                           6,786,894
  256,764           Mosaic Co.                                                             9,243,504
                                                                                      --------------
                    Total Chemicals                                                   $   24,372,860
----------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies -- 1.2%
  267,970           Waste Connections, Inc.                                           $   21,030,285
                                                                                      --------------
                    Total Commercial Services & Supplies                              $   21,030,285
----------------------------------------------------------------------------------------------------
                    Communications Equipment -- 0.7%
   71,525(a)        Palo Alto Networks, Inc.                                          $   12,370,249
                                                                                      --------------
                    Total Communications Equipment                                    $   12,370,249
----------------------------------------------------------------------------------------------------
                    Construction Materials -- 0.9%
  156,856           Vulcan Materials Co.                                              $   16,581,248
                                                                                      --------------
                    Total Construction Materials                                      $   16,581,248
----------------------------------------------------------------------------------------------------
                    Containers & Packaging -- 1.5%
  128,436           Avery Dennison Corp.                                              $   12,381,230
  135,413(a)        Berry Global Group, Inc.                                               6,813,982
   70,864           Packaging Corp. of America                                             6,931,917
                                                                                      --------------
                    Total Containers & Packaging                                      $   26,127,129
----------------------------------------------------------------------------------------------------
                    Diversified Consumer Services -- 1.7%
  138,561(a)        Grand Canyon Education, Inc.                                      $   16,954,324
  310,718(a)        ServiceMaster Global Holdings, Inc.                                   13,755,486
                                                                                      --------------
                    Total Diversified Consumer Services                               $   30,709,810
----------------------------------------------------------------------------------------------------
                    Electrical Equipment -- 0.4%
  232,763(a)        TPI Composites, Inc.                                              $    6,328,826
                                                                                      --------------
                    Total Electrical Equipment                                        $    6,328,826
----------------------------------------------------------------------------------------------------
                    Electronic Equipment, Instruments & Components -- 1.4%
  272,252           CDW Corp.                                                         $   25,232,315
                                                                                      --------------
                    Total Electronic Equipment, Instruments & Components              $   25,232,315
----------------------------------------------------------------------------------------------------
                    Energy Equipment & Services -- 0.9%
  563,804(a)        Cactus, Inc.                                                      $   16,282,660
                                                                                      --------------
                    Total Energy Equipment & Services                                 $   16,282,660
----------------------------------------------------------------------------------------------------
                    Entertainment -- 2.3%
  716,519(a)        Live Nation Entertainment, Inc.                                   $   39,895,778
                                                                                      --------------
                    Total Entertainment                                               $   39,895,778
----------------------------------------------------------------------------------------------------
                    Equity Real Estate Investment Trusts (REIT) -- 1.8%
  174,077           CubeSmart                                                         $    5,420,758
  271,940           Liberty Property Trust                                                12,316,163
   81,320(a)        SBA Communications Corp.                                              13,890,269
                                                                                      --------------
                    Total Equity Real Estate Investment Trusts (REIT)                 $   31,627,190
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

----------------------------------------------------------------------------------------------------
Shares                                                                                Value
----------------------------------------------------------------------------------------------------
                    Food Products -- 1.1%
1,011,601(a)        Nomad Foods, Ltd.                                                 $   20,454,572
                                                                                      --------------
                    Total Food Products                                               $   20,454,572
----------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies -- 4.6%
   44,247(a)        ABIOMED, Inc.                                                     $   14,720,092
   88,697(a)        Align Technology, Inc.                                                20,390,553
  333,913(a)        Boston Scientific Corp.                                               12,578,503
  100,840(a)        DexCom, Inc.                                                          13,067,856
   68,751(a)        Inogen, Inc.                                                          10,131,147
   77,593(a)        Penumbra, Inc.                                                        10,802,497
                                                                                      --------------
                    Total Health Care Equipment & Supplies                            $   81,690,648
----------------------------------------------------------------------------------------------------
                    Health Care Providers & Services -- 4.4%
  107,566(a)        Amedisys, Inc.                                                    $   14,655,867
  226,082(a)        Centene Corp.                                                         32,160,165
   36,346           Humana, Inc.                                                          11,974,917
   73,713(a)        WellCare Health Plans, Inc.                                           18,787,969
                                                                                      --------------
                    Total Health Care Providers & Services                            $   77,578,918
----------------------------------------------------------------------------------------------------
                    Health Care Technology -- 2.0%
  253,135(a)        Teladoc Health, Inc.                                              $   15,808,281
  198,244(a)        Veeva Systems, Inc.                                                   19,063,143
                                                                                      --------------
                    Total Health Care Technology                                      $   34,871,424
----------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure -- 5.1%
  302,064           Aramark                                                           $   11,496,556
  263,062           Brinker International, Inc.                                           13,437,207
   20,787(a)        Chipotle Mexican Grill, Inc.                                           9,836,616
  116,646           Dave & Buster's Entertainment, Inc.                                    6,632,491
  137,792           Hilton Worldwide Holdings, Inc.                                       10,408,808
  201,517(a)        Planet Fitness, Inc.                                                  11,127,769
  137,474           Six Flags Entertainment Corp.                                          8,435,404
  523,873           Wendy's Co.                                                            9,393,043
  308,126           Yum China Holdings, Inc.                                              11,040,155
                                                                                      --------------
                    Total Hotels, Restaurants & Leisure                               $   91,808,049
----------------------------------------------------------------------------------------------------
                    Industrial Conglomerates -- 1.0%
   61,140           Roper Technologies, Inc.                                          $   18,194,653
                                                                                      --------------
                    Total Industrial Conglomerates                                    $   18,194,653
----------------------------------------------------------------------------------------------------
                    Insurance -- 0.8%
   85,761           Aon Plc                                                           $   14,159,999
                                                                                      --------------
                    Total Insurance                                                   $   14,159,999
----------------------------------------------------------------------------------------------------
                    Interactive Media & Services -- 1.7%
  170,193(a)        IAC/InterActiveCorp                                               $   30,287,547
                                                                                      --------------
                    Total Interactive Media & Services                                $   30,287,547
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 21

----------------------------------------------------------------------------------------------------
Shares                                                                                Value
----------------------------------------------------------------------------------------------------
                    Internet & Direct Marketing Retail -- 1.6%
  122,011           Expedia Group, Inc.                                               $   14,737,709
  178,066(a)        GrubHub, Inc.                                                         13,940,787
                                                                                      --------------
                    Total Internet & Direct Marketing Retail                          $   28,678,496
----------------------------------------------------------------------------------------------------
                    IT Services -- 9.4%
   86,989           DXC Technology Co.                                                $    5,483,787
  106,996(a)        EPAM Systems, Inc.                                                    13,936,229
   78,466(a)        Euronet Worldwide, Inc.                                                9,228,386
  238,082           Fidelity National Information Services, Inc.                          25,700,952
  648,285(a)        First Data Corp.                                                      12,369,278
  116,366(a)        FleetCor Technologies, Inc.                                           22,505,184
   65,625(a)        Gartner, Inc.                                                         10,053,094
  206,158           Perspecta, Inc.                                                        4,351,995
  325,286           Total System Services, Inc.                                           28,420,238
   76,174(a)        WEX, Inc.                                                             11,804,685
  256,372(a)        Worldpay, Inc.                                                        21,999,281
                                                                                      --------------
                    Total IT Services                                                 $  165,853,109
----------------------------------------------------------------------------------------------------
                    Life Sciences Tools & Services -- 0.9%
   45,068(a)        Illumina, Inc.                                                    $   15,210,450
                                                                                      --------------
                    Total Life Sciences Tools & Services                              $   15,210,450
----------------------------------------------------------------------------------------------------
                    Machinery -- 5.5%
  320,949           Albany International Corp.                                        $   23,223,869
  640,709(a)        ATS Automation Tooling Systems, Inc.                                   8,204,392
  326,312           Fortive Corp.                                                         24,822,554
  135,334           Stanley Black & Decker, Inc.                                          17,708,454
  310,115           Xylem, Inc.                                                           22,632,193
                                                                                      --------------
                    Total Machinery                                                   $   96,591,462
----------------------------------------------------------------------------------------------------
                    Media -- 0.6%
  134,503           Nexstar Media Group, Inc.                                         $   11,115,328
                                                                                      --------------
                    Total Media                                                       $   11,115,328
----------------------------------------------------------------------------------------------------
                    Multiline Retail -- 1.7%
  347,425(a)        Dollar Tree, Inc.                                                 $   30,146,067
                                                                                      --------------
                    Total Multiline Retail                                            $   30,146,067
----------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels -- 0.8%
  264,439           Cabot Oil & Gas Corp.                                             $    6,653,285
  105,260           Marathon Petroleum Corp.                                               6,858,741
                                                                                      --------------
                    Total Oil, Gas & Consumable Fuels                                 $   13,512,026
----------------------------------------------------------------------------------------------------
                    Pharmaceuticals -- 0.4%
  178,777(a)        Nektar Therapeutics                                               $    7,220,803
                                                                                      --------------
                    Total Pharmaceuticals                                             $    7,220,803
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

----------------------------------------------------------------------------------------------------
Shares                                                                                Value
----------------------------------------------------------------------------------------------------
                    Professional Services -- 3.9%
   31,793(a)        CoStar Group, Inc.                                                $   11,744,016
  631,998           Thomson Reuters Corp.                                                 31,802,139
  209,540(a)        Verisk Analytics, Inc.                                                25,840,473
                                                                                      --------------
                    Total Professional Services                                       $   69,386,628
----------------------------------------------------------------------------------------------------
                    Semiconductors & Semiconductor Equipment -- 4.6%
  785,969(a)        Advanced Micro Devices, Inc.                                      $   16,741,140
   74,963           Analog Devices, Inc.                                                   6,890,599
  649,399           Cypress Semiconductor Corp.                                            9,026,646
  369,049(a)        Micron Technology, Inc.                                               14,230,529
  476,154(a)        ON Semiconductor Corp.                                                 9,132,634
  283,858           Xilinx, Inc.                                                          26,251,188
                                                                                      --------------
                    Total Semiconductors & Semiconductor Equipment                    $   82,272,736
  --------------------------------------------------------------------------------------------------
                    Software -- 11.5%
  108,429(a)        Atlassian Corp. PLC                                               $    9,318,388
   71,799           Blackbaud, Inc.                                                        5,259,277
  468,370(a)        Hortonworks, Inc.                                                      7,540,757
  106,444           Intuit, Inc.                                                          22,835,431
  146,271(a)        PTC, Inc.                                                             12,650,979
  365,713(a)        RealPage, Inc.                                                        18,863,476
   57,641(a)        Red Hat, Inc.                                                         10,292,377
  137,200(a)        ServiceNow, Inc.                                                      25,419,044
   88,410(a)        Splunk, Inc.                                                           9,878,049
  508,518           SS&C Technologies Holdings, Inc.                                      24,485,142
  199,704(a)        Synopsys, Inc.                                                        18,360,786
  145,244(a)        Tableau Software, Inc.                                                18,103,212
   73,875(a)        Trade Desk, Inc.                                                      10,523,494
  172,301(a)        Zendesk, Inc.                                                         10,239,848
                                                                                      --------------
                    Total Software                                                    $  203,770,260
----------------------------------------------------------------------------------------------------
                    Specialty Retail -- 5.6%
  133,429(a)        Burlington Stores, Inc.                                           $   22,117,191
   50,621(a)        O'Reilly Automotive, Inc.                                             17,554,350
  317,765           Ross Stores, Inc.                                                     27,836,214
  150,278           Tractor Supply Co.                                                    14,295,946
   55,674(a)        Ulta Beauty, Inc.                                                     16,579,161
                                                                                      --------------
                    Total Specialty Retail                                            $   98,382,862
----------------------------------------------------------------------------------------------------
                    Technology Hardware, Storage & Peripherals -- 1.3%
  164,711           NetApp, Inc.                                                      $   11,014,225
  644,166(a)        Pure Storage, Inc.                                                    12,181,179
                                                                                      --------------
                    Total Technology Hardware, Storage & Peripherals                  $   23,195,404
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 23

----------------------------------------------------------------------------------------------------
Shares                                                                                Value
----------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods -- 0.5%
   73,037           PVH Corp.                                                         $    8,071,319
                                                                                      --------------
                    Total Textiles, Apparel & Luxury Goods                            $    8,071,319
----------------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost $1,423,152,439)                                             $1,746,297,207
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
----------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AND AGENCY OBLIGATION --
                    0.3% of Net Assets
5,855,000(b)        U.S. Treasury Bills, 12/11/18                                     $    5,852,203
----------------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                    (Cost $5,851,471)                                                 $    5,852,203
----------------------------------------------------------------------------------------------------
                    TEMPORARY CASH INVESTMENTS --
                    0.8% of Net Assets
                    COMMERCIAL PAPERS -- 0.8%
4,410,000           Federation des Caisses Desjardins du Quebec, 2.16%,
                    12/3/18                                                           $    4,409,192
4,410,000           Natixis NY, 2.16%, 12/3/18                                             4,409,196
4,410,000           Prudential Funding LLC, 2.15%, 12/3/18                                 4,409,179
                                                                                      --------------
                                                                                      $   13,227,567
----------------------------------------------------------------------------------------------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $13,228,415)                                                $   13,227,567
----------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.7%
                    (Cost $1,442,232,325)                                             $1,765,376,977
----------------------------------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES -- 0.3%                              $    5,329,225
----------------------------------------------------------------------------------------------------
                    NET ASSETS -- 100.0%                                              $1,770,706,202
====================================================================================================

REIT     Real Estate Investment Trust.

(a)      Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2018, aggregated $1,511,566,103 and $1,410,347,586, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended November 30, 2018, the Fund did not engage in cross trade activity.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

At November 30, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,448,241,132 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                                  $ 374,744,628
           Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                                    (57,608,783)
                                                                                        -------------
           Net unrealized appreciation                                                  $ 317,135,845
                                                                                        =============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of November 30, 2018, in valuing the Fund's investments.

----------------------------------------------------------------------------------------------------------
                                            Level 1            Level 2        Level 3    Total
----------------------------------------------------------------------------------------------------------
Common Stocks                               $1,746,297,207     $        --    $ --       $1,746,297,207
U.S. Government and
   Agency Obligation                                    --       5,852,203      --            5,852,203
Commercial Papers                                       --      13,227,567      --           13,227,567
----------------------------------------------------------------------------------------------------------
Total Investments in Securities             $1,746,297,207     $19,079,770    $ --       $1,765,376,977
==========================================================================================================

During the year ended November 30, 2018, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 25

Statement of Assets and Liabilities | 11/30/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $1,442,232,325)               $1,765,376,977
  Cash                                                                                   5,340,214
  Foreign currencies, at value (cost $6,091)                                                 6,046
  Receivables --
     Investment securities sold                                                          5,336,857
     Fund shares sold                                                                    6,040,622
     Dividends                                                                           1,365,354
  Other assets                                                                              64,735
--------------------------------------------------------------------------------------------------
        Total assets                                                                $1,783,530,805
==================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                $    6,283,273
     Fund shares repurchased                                                             5,825,148
     Trustees' fees                                                                         13,851
  Due to affiliates                                                                         99,939
  Accrued expenses                                                                         602,392
--------------------------------------------------------------------------------------------------
        Total liabilities                                                           $   12,824,603
==================================================================================================
NET ASSETS:
  Paid-in capital                                                                   $1,468,228,725
  Distributable earnings                                                               302,477,477
--------------------------------------------------------------------------------------------------
        Net assets                                                                  $1,770,706,202
==================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $1,124,956,127/29,615,284 shares)                               $        37.99
  Class C (based on $40,955,859/1,558,212 shares)                                   $        26.28
  Class K (based on $52,763,994/1,363,758 shares)                                   $        38.69
  Class R (based on $19,340,710/533,675 shares)                                     $        36.24
  Class Y (based on $532,689,512/12,815,197 shares)                                 $        41.57
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $37.99 net asset value per share/
     100%-5.75% maximum sales charge)                                               $        40.31
==================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

Statement of Operations

For the Year Ended 11/30/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $70,808)                                                 $   9,718,278
  Interest from unaffiliated issuers                                         227,814
-----------------------------------------------------------------------------------------------------------
       Total investment income                                                               $   9,946,092
===========================================================================================================
EXPENSES:
  Management fees                                                      $  10,359,348
  Administrative expense                                                     620,652
  Transfer agent fees
     Class A                                                               1,090,640
     Class C                                                                  60,323
     Class K                                                                     792
     Class R                                                                  64,252
     Class Y                                                                 521,453
  Distribution fees
     Class A                                                               2,950,933
     Class C                                                                 596,905
     Class R                                                                 117,085
  Shareowner communications expense                                          249,510
  Custodian fees                                                              31,584
  Registration fees                                                          104,591
  Professional fees                                                           91,320
  Printing expense                                                            44,029
  Pricing fees                                                                    20
  Trustees' fees                                                              78,072
  Insurance expense                                                           17,439
  Miscellaneous                                                               73,473
-----------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $  17,072,421
-----------------------------------------------------------------------------------------------------------
       Net investment income                                                                 $  (7,126,329)
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                               $ 196,280,590
     Class actions                                                           181,194
     Other assets and liabilities denominated in
       foreign currencies                                                     (6,468)        $ 196,455,316
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                               $(117,512,910)
     Other assets and liabilities denominated in
       foreign currencies                                                        156         $(117,512,754)
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                     $  78,942,562
-----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                       $  71,816,233
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 27

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                                  Year Ended            Year Ended
                                                                  11/30/18              11/30/17
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $   (7,126,329)       $   (4,341,390)
Net realized gain (loss) on investments                              196,455,316           135,904,298
Change in net unrealized appreciation (depreciation)
  on investments                                                    (117,512,754)          217,639,337
--------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations         $   71,816,233        $  349,202,245
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($5.51 and $3.49 per share, respectively)               $ (143,556,531)       $  (87,832,063)*
  Class C ($5.51 and $3.49 per share, respectively)                   (7,160,458)           (6,458,271)*
  Class K ($5.51 and $3.49 per share, respectively)                   (6,535,713)           (1,849,419)*
  Class R ($5.51 and $3.49 per share, respectively)                   (2,550,557)           (3,022,279)*
  Class Y ($5.51 and $3.49 per share, respectively)                  (62,678,957)          (23,448,758)*
--------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                           $ (222,482,216)       $ (122,610,790)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                 $  486,524,930        $  216,576,398
Reinvestment of distributions                                        205,882,519           114,844,091
Cost of shares repurchased                                          (350,297,199)         (263,007,259)
--------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
       share transactions                                         $  342,110,250        $   68,413,230
--------------------------------------------------------------------------------------------------------
     Net increase in net assets                                   $  191,444,267        $  295,004,685
NET ASSETS:**
Beginning of year                                                  1,579,261,935         1,284,257,250
--------------------------------------------------------------------------------------------------------
End of year                                                       $1,770,706,202        $1,579,261,935
========================================================================================================

* For the year ended November 30, 2017, distributions to shareowners were presented as net realized gain.

** For the year ended November 30, 2017, undistributed net investment income was $0.


The accompanying notes are an integral part of these financial statements.

28 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

-----------------------------------------------------------------------------------------------------------
                                           Year Ended      Year Ended        Year Ended      Year Ended
                                           11/30/18        11/30/18          11/30/17        11/30/17
                                           Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------------
Class A
Shares sold                                 2,572,411      $ 114,247,632      1,805,446      $  70,141,545
Reinvestment of distributions               3,626,698        136,908,029      2,013,319         83,190,401
Less shares repurchased                    (3,722,577)      (163,953,540)    (3,737,736)      (145,423,396)
-----------------------------------------------------------------------------------------------------------
     Net increase                           2,476,532      $  87,202,121         81,029      $   7,908,550
===========================================================================================================
Class C
Shares sold                                   493,058      $  16,119,837        308,825      $   9,108,739
Reinvestment of distributions                 230,233          6,013,689        188,697          5,745,821
Less shares repurchased                    (1,226,631)       (41,733,534)      (612,441)       (18,060,172)
-----------------------------------------------------------------------------------------------------------
     Net decrease                            (503,340)     $ (19,600,008)      (114,919)     $  (3,205,612)
===========================================================================================================
Class K
Shares sold                                   807,805      $  36,547,459        457,472      $  17,514,596
Reinvestment of distributions                 150,492          5,786,423         44,202          1,849,419
Less shares repurchased                      (171,000)        (7,639,875)      (416,409)       (15,395,774)
-----------------------------------------------------------------------------------------------------------
     Net increase                             787,297      $  34,694,007         85,265      $   3,968,241
===========================================================================================================
Class R
Shares sold                                   230,454      $   9,548,711        312,987      $  11,657,980
Reinvestment of distributions                  52,413          1,887,905         26,615          1,060,063
Less shares repurchased                      (678,123)       (28,114,194)      (505,964)       (19,497,070)
-----------------------------------------------------------------------------------------------------------
     Net decrease                            (395,256)     $ (16,677,578)      (166,362)     $  (6,779,027)
===========================================================================================================
Class Y
Shares sold                                 6,349,307      $ 310,061,291      2,581,939      $ 108,153,538
Reinvestment of distributions               1,338,331         55,286,473        515,543         22,998,387
Less shares repurchased                    (2,269,088)      (108,856,056)    (1,562,327)       (64,630,847)
-----------------------------------------------------------------------------------------------------------
     Net increase                           5,418,550      $ 256,491,708      1,535,155      $  66,521,078
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 29

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year           Year         Year           Year
                                                              Ended          Ended          Ended        Ended          Ended
                                                              11/30/18       11/30/17       11/30/16*    11/30/15*      11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $    41.43     $    35.13     $  35.00     $    36.92     $    37.55
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $    (0.20)(a) $    (0.12)(a) $  (0.04)(a) $    (0.15)(a) $    (0.17)
  Net realized and unrealized gain (loss) on investments            2.27           9.91         0.76           1.30           5.16
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $     2.07     $     9.79     $   0.72     $     1.15     $     4.99
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                           $    (5.51)    $    (3.49)    $  (0.59)    $    (3.07)    $    (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $    (5.51)    $    (3.49)    $  (0.59)    $    (3.07)    $    (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $    (3.44)    $     6.30     $   0.13     $    (1.92)    $    (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $    37.99     $    41.43     $  35.13     $    35.00     $    36.92
====================================================================================================================================
Total return (b)                                                    5.09%(c)      27.90%(d)     2.06%          3.13%(e)      13.30%
Ratio of net expenses to average net assets                         1.02%          1.04%        1.06%          1.06%          1.09%
Ratio of net investment income (loss) to average net assets        (0.45)%        (0.32)%      (0.12)%        (0.40)%        (0.48)%
Portfolio turnover rate                                               82%            83%          99%            91%           105%
Net assets, end of period (in thousands)                      $1,124,956     $1,124,242     $950,638     $1,009,964     $1,016,065
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2018, the total return would have been 5.06%.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2017, the total return would have been 27.88%.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.10%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year         Year         Year         Year
                                                                      Ended        Ended        Ended        Ended        Ended
                                                                      11/30/18     11/30/17     11/30/16*    11/30/15*    11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $ 30.53      $ 26.82      $ 27.07      $ 29.47      $ 31.23
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $ (0.40)(a)  $ (0.33)(a)  $ (0.24)(a)  $ (0.37)(a)  $ (0.34)
  Net realized and unrealized gain (loss) on investments                 1.66         7.53         0.58         1.04         4.20
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $ 1.26       $  7.20      $  0.34      $  0.67      $  3.86
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                                   $ (5.51)     $ (3.49)     $ (0.59)     $ (3.07)     $ (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $ (5.51)     $ (3.49)     $ (0.59)     $ (3.07)     $ (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (4.25)     $  3.71      $ (0.25)     $ (2.40)     $ (1.76)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 26.28      $ 30.53      $ 26.82      $ 27.07      $ 29.47
====================================================================================================================================
Total return (b)                                                         4.24%       26.89%        1.26%        2.29%(c)    12.37%
Ratio of net expenses to average net assets                              1.78%        1.84%        1.86%        1.87%        1.91%
Ratio of net investment income (loss) to average net assets             (1.22)%      (1.11)%      (0.92)%      (1.20)%      (1.30)%
Portfolio turnover rate                                                    82%          83%          99%          91%         105%
Net assets, end of period (in thousands)                              $40,956      $62,937      $58,377      $69,528      $71,942
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 2.25%.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year          Year           Year
                                                                         Ended         Ended          Ended          12/31/14
                                                                         11/30/18      11/30/17       11/30/16*      to 11/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                     $ 41.95       $ 35.41        $ 35.13        $ 37.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                       $ (0.03)      $  0.01(b)     $  0.09(b)     $  0.01
  Net realized and unrealized gain (loss) on investments                    2.28         10.02           0.78           1.19
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                       $  2.25       $ 10.03        $  0.87        $  1.20
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                                      $ (5.51)      $ (3.49)       $ (0.59)       $ (3.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      $ (5.51)      $ (3.49)       $ (0.59)       $ (3.07)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $ (3.26)      $  6.54        $  0.28        $ (1.87)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 38.69       $ 41.95        $ 35.41        $ 35.13
====================================================================================================================================
Total return (c)                                                            5.45%        28.36%(d)       2.48%          3.25%(e)(f)
Ratio of net expenses to average net assets                                 0.66%         0.67%          0.68%          0.67%(g)
Ratio of net investment income (loss) to average net assets                (0.07)%        0.03%          0.27%          0.03%(g)
Portfolio turnover rate                                                       82%           83%            99%            91%
Net assets, end of period (in thousands)                                 $52,764       $24,180        $17,395        $11,973
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with net investment loss in the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2017, the total return would have been 28.34%.

(e)   Not annualized.

(f) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.23%.

(g)   Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year          Year          Year          Year          Year
                                                                   Ended         Ended         Ended         Ended         Ended
                                                                   11/30/18      11/30/17      11/30/16*     11/30/15*     11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                               $ 39.93       $ 34.10       $ 34.11       $ 36.19       $ 37.05
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $ (0.37)(a)   $ (0.27)(a)   $ (0.16)(a)   $ (0.29)(a)   $ (0.23)
  Net realized and unrealized gain (loss) on investments              2.19          9.59          0.74          1.28          4.99
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  1.82       $  9.32       $  0.58       $  0.99       $  4.76
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                                $ (5.51)      $ (3.49)      $ (0.59)      $ (3.07)      $ (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $ (5.51)      $ (3.49)      $ (0.59)      $ (3.07)      $ (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (3.69)      $  5.83       $ (0.01)      $ (2.08)      $ (0.86)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 36.24       $ 39.93       $ 34.10       $ 34.11       $ 36.19
====================================================================================================================================
Total return (b)                                                      4.65%        27.37%         1.70%         2.75%(c)     12.85%
Ratio of net expenses to average net assets                           1.44%         1.45%         1.43%         1.45%         1.49%
Ratio of net investment income (loss) to average net assets          (0.88)%       (0.72)%       (0.49)%       (0.77)%       (0.87)%
Portfolio turnover rate                                                 82%           83%           99%           91%          105%
Net assets, end of period (in thousands)                           $19,341       $37,092       $37,351       $25,973       $14,591
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 2.72%.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year         Year         Year           Year         Year
                                                                    Ended        Ended        Ended          Ended        Ended
                                                                    11/30/18     11/30/17     11/30/16*      11/30/15*    11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $  44.72     $  37.62     $  37.34       $  39.08     $  39.32
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                      $  (0.10)(a) $  (0.03)(a) $   0.05(a)(b) $  (0.04)(a) $  (0.03)
  Net realized and unrealized gain (loss) on investments                2.46        10.62         0.82           1.37         5.41
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $   2.36     $  10.59     $   0.87       $   1.33     $   5.38
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                                 $  (5.51)    $  (3.49)    $  (0.59)      $  (3.07)    $  (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $  (5.51)    $  (3.49)    $  (0.59)      $  (3.07)    $  (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  (3.15)    $   7.10     $   0.28       $  (1.74)    $  (0.24)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  41.57     $  44.72     $  37.62       $  37.34     $  39.08
====================================================================================================================================
Total return (c)                                                        5.36%(d)    28.18%        2.33%(e)       3.42%(f)    13.69%
Ratio of net expenses to average net assets                             0.78%        0.79%        0.82%          0.77%        0.76%
Ratio of net investment income (loss) to average net assets            (0.20)%      (0.07)%       0.12%         (0.09)%      (0.16)%
Portfolio turnover rate                                                   82%          83%          99%            91%         105%
Net assets, end of period (in thousands)                            $532,690     $330,810     $220,496       $206,479     $102,721
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with net investment loss in the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2018, the total return would have been 5.34%.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2016, the total return would have been 2.31%.

(f) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.39%.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

Notes to Financial Statements | 11/30/18

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust II (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term capital growth.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class T had not commenced operations as of November 30, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 35

The Fund is an investment company and follows investment company accounting and reporting guidance under (U.S. GAAP). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an

36 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At November 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 37

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At November 30, 2018, the Fund reclassified $3,335,230 to increase distributable earnings and $3,335,230 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

38 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

      The Fund has elected to defer $15,393,376 of capital losses recognized between November 1, 2018, through November 30, 2018, to its fiscal year ending November 30, 2019.

      The tax character of distributions paid during the years ended November 30, 2018, and November 30, 2017, were as follows:

      --------------------------------------------------------------------------
                                                          2018             2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Short-term capital gain                     $         --     $ 12,348,127
      Long-term capital gain                       222,482,216      110,262,663
      --------------------------------------------------------------------------
          Total                                   $222,482,216     $122,610,790
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at November 30, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed long-term gain                                 $    735,053
      Current year late year loss deferral                          (15,393,376)
      Net unrealized appreciation                                   317,135,800
      --------------------------------------------------------------------------
          Total                                                    $302,477,477
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $76,825 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2018.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 39

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share

40 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million, 0.575% of the assets next $4 billion and 0.55% on assets over $5 billion. Prior to October 1, 2018, Management fees were calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. For the year ended November 30, 2018, the effective management fee was equivalent to 0.60% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $72,009 in management fees, administrative costs and certain other reimbursements payable to the Adviser at November 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended November 30, 2018, such out-of-pocket expenses by class of shares were as follows:

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 41

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                $212,262
Class C                                                                  15,020
Class K                                                                     608
Class R                                                                   1,774
Class Y                                                                  19,846
--------------------------------------------------------------------------------
 Total                                                                 $249,510
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,930 in distribution fees payable to the Distributor at November 30, 2018.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended November 30, 2018, CDSCs in the amount of $9,246 were paid to the Distributor.

42 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility that is in the amount of $250 million. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2018, the Fund had no borrowings under the credit facility.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Series Trust II and the Shareholders of Pioneer Select Mid Cap Growth
Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Select Mid Cap Growth Fund (the "Fund") (one of the funds constituting Pioneer Series Trust II (the "Trust")) as of November 30, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended November 30, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended November 30, 2014, November 30, 2015 and November 30, 2016 were audited by another independent registered public accounting firm whose report, dated January 25, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended November 30, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

44 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
January 28, 2019

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 45

ADDITIONAL INFORMATION (unaudited)

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries

46 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other Funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 47

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Select Mid Cap Growth Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In

48 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 49

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

50 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 51

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

52 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 53

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)        Trustee since 2006.   Private investor (2004 - 2008 and 2013 - present);  Director, Broadridge Financial
Chairman of the Board       Serves until a        Chairman (2008 - 2013) and Chief Executive          Solutions, Inc. (investor
and Trustee                 successor trustee     Officer (2008 - 2012), Quadriserv, Inc.             communications and securities
                            is elected or         (technology products for securities lending         processing provider for
                            earlier retirement    industry); and Senior Executive Vice President,     financial services industry)
                            or removal.           The Bank of New York (financial and securities      (2009 - present); Director,
                                                  services) (1986 - 2004)                             Quadriserv, Inc. (2005 -
                                                                                                      2013); and Commissioner, New
                                                                                                      Jersey State Civil Service
                                                                                                      Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)          Trustee since 2005.   Managing Partner, Federal City Capital Advisors     Director of New York Mortgage
Trustee                     Serves until a        (corporate advisory services company) (1997 - 2004  Trust (publicly-traded
                            successor trustee     and 2008 - present); Interim Chief Executive        mortgage REIT) 2004 - 2009,
                            is elected or         Officer, Oxford Analytica, Inc. (privately held     2012 - present); Director
                            earlier retirement    research and consulting company) (2010); Executive  (of The Swiss Helvetia Fund,
                            or removal.           Vice President and Chief Financial Officer,         Inc. (closed-end fund) (2010 -
                                                  I-trax, Inc. (publicly traded health care services  2017); Director of Oxford
                                                  company) (2004 - 2007); and Executive Vice          Analytica, Inc. (2008 - 2015);
                                                  President and Chief Financial Officer, Pedestal     and Director of Enterprise
                                                  Inc. (internet-based mortgage trading company)      Community Investment, Inc.
                                                  (2000 - 2002); Private Consultant (1995 - 1997);    (privately-held affordable
                                                  Managing Director, Lehman Brothers (1992 - 1995);   housing finance company)
                                                  and Executive, The World Bank (1979 - 1992)         (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)   Trustee since 2008.   William Joseph Maier Professor of Political         Trustee, Mellon Institutional
Trustee                     Serves until a        Economy, Harvard University (1972 - present)        Funds Investment Trust and
                            successor trustee                                                         Mellon Institutional Funds
                            is elected or                                                             Master Portfolio (oversaw 17
                            earlier retirement                                                        portfolios in fund complex)
                            or removal.                                                               (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)   Trustee since 2004.   Founding Director, Vice-President and Corporate     None
Trustee                     Serves until a        Secretary, The Winthrop  Group, Inc. (consulting
                            successor trustee     firm) (1982 - present); Desautels Faculty of
                            is elected or         Management, McGill University (1999 - 2017);
                            earlier retirement    and Manager of Research Operations and
                            or removal.           Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)    Trustee since 2017.   (Advisory Chief Investment Officer, 1199 SEIU       None
Trustee                     Trustee from 2014 -   Funds (healthcare workers union pension funds)
                            2017) Serves until a  (2001 - present); Vice President - International successor trustee is  Investments Group, American International Group,
                            elected or earlier    Inc. (insurance company) (1993 - 2001); Vice
                            retirement or         President - Corporate Finance and Treasury Group,
                            removal.              Citibank, N.A. (1980 - 1986 and 1990 - 1993); Vice
                                                  President - Asset/Liability Management Group,
                                                  Federal Farm Funding Corporation (government-
                                                  sponsored issuer of debt securities) (1988 -
                                                  1990); Mortgage Strategies Group, Shearson Lehman
                                                  Hutton, Inc. (investment bank) (1987 - 1988); and
                                                  Mortgage Strategies Group, Drexel Burnham Lambert,
                                                  Ltd. (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)    Trustee since 2004.   President and Chief Executive Officer, Newbury      Director of New America High
Trustee                     Serves until a        Piret Company (investment banking firm) (1981 -     Income Fund, Inc. (closed-end
                            successor trustee     present)                                            investment company) (2004 -
                            is elected or                                                             present); and Member, Board
                            earlier retirement                                                        of Governors, Investment
                            or removal.                                                               Company Institute (2000 -
                                                                                                      2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)      Trustee since 2014.   Consultant (investment company services) (2012 -    None
Trustee                     Serves until a        present); Executive Vice President, BNY Mellon
                            successor trustee     (financial and investment company services)
                            is elected or         (1969 - 2012); Director, BNY International
                            earlier retirement    Financing Corp. (financial services) (2002 -
                            or removal.           2012); and Director, Mellon Overseas Investment
                                                  Corp. (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 55

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*         Trustee since 2017.   Director, CEO and President of Amundi Pioneer       None
Trustee, President and      Serves until a        Asset Management USA, Inc. (since September 2014);
Chief Executive Officer     successor trustee     Director, CEO and President of Amundi Pioneer
                            is elected or         Asset Management, Inc. (since September 2014);
                            earlier retirement    Director, CEO and President of Amundi Pioneer
                            or removal            Distributor, Inc. (since September 2014);
                                                  Director, CEO and President of Amundi Pioneer
                                                  Institutional Asset Management, Inc. (since
                                                  September 2014); Chair, Amundi Pioneer Asset
                                                  Management USA, Inc., Amundi Pioneer Distributor,
                                                  Inc. and Amundi Pioneer Institutional Asset
                                                  Management, Inc. (September 2014 - 2018); Managing
                                                  Director, Morgan Stanley Investment Management
                                                  (2010 - 2013); and Director of Institutional
                                                  Business, CEO of International, Eaton Vance
                                                  Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*     Trustee since 2014.   Director and Executive Vice President (since 2008)  None
Trustee                     Serves until a        and Chief Investment Officer, U.S. (since 2010) of
                            successor trustee     Amundi Pioneer Asset Management USA, Inc.;
                            is elected or         Executive Vice President and Chief Investment
                            earlier retirement    Officer, U.S. of Amundi Pioneer (since 2008);
                            or removal            Executive Vice President of Amundi Pioneer
                                                  Institutional Asset Management, Inc. (since 2009);
                                                  and Portfolio Manager of Amundi Pioneer
                                                  (since 1999)
------------------------------------------------------------------------------------------------------------------------------------
 * Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

56 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)  Since 2004. Serves    Vice President and Associate General Counsel of     None
Secretary and Chief         at the discretion     Amundi Pioneer since January 2008; Secretary and
Legal Officer               of the Board          Chief Legal Officer of all of the Pioneer Funds
                                                  since June 2010; Assistant Secretary of all of the
                                                  Pioneer Funds from September 2003 to May 2010; and
                                                  Vice President and Senior Counsel of Amundi
                                                  Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)      Since 2010. Serves    Fund Governance Director of Amundi Pioneer since    None
Assistant Secretary         at the discretion     December 2006 and Assistant Secretary of all the
                            of the Board          Pioneer Funds since June 2010; Manager - Fund
                                                  Governance of Amundi Pioneer from December 2003
                                                  to November 2006; and Senior Paralegal of Amundi
                                                  Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)           Since 2010. Serves    Senior Counsel of Amundi Pioneer since May 2013     None
Assistant Secretary         at the discretion     and Assistant Secretary of all the Pioneer Funds
                            of the Board          since June 2010; and Counsel of Amundi Pioneer
                                                  from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)        Since 2008. Serves    Vice President - Fund Treasury of Amundi Pioneer;   None
Treasurer and Chief         at the discretion     Treasurer of all of the Pioneer Funds since March
Financial and               of the Board          2008; Deputy Treasurer of Amundi Pioneer from
Accounting Officer                                March 2004 to February 2008; and Assistant
                                                  Treasurer of all of the Pioneer Funds from
                                                  March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)       Since 2004. Serves    Director - Fund Treasury of Amundi Pioneer; and     None
Assistant Treasurer         at the discretion     Assistant Treasurer of all of the Pioneer Funds
                            of the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)          Since 2004. Serves    Senior Manager - Fund Treasury of Amundi Pioneer;   None
Assistant Treasurer         at the discretion     and Assistant Treasurer of all of the Pioneer
                            of the Board          Funds
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 57

Fund Officers (continued)

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)       Since 2009. Serves    Senior Manager - Fund Treasury of Amundi Pioneer    None
Assistant Treasurer         at the discretion     since November 2008; Assistant Treasurer of all of
                            of the Board          the Pioneer Funds since January 2009; and Client
                                                  Service Manager - Institutional Investor Services
                                                  at State Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)            Since 2018. Serves    Managing Director, Chief Compliance Officer of      None
Chief Compliance Officer    at the discretion     Amundi Pioneer Asset Management; Amundi Pioneer
                            of the Board          Institutional Asset Management, Inc.; and the
                                                  Pioneer Funds since September 2018; and Chief
                                                  Compliance Officer of Amundi Pioneer Distributor,
                                                  Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)        Since 2006. Serves    Vice President - Investor Services Group of Amundi  None
Anti-Money Laundering       at the discretion     Pioneer and Anti-Money Laundering Officer of all
Officer                     of the Board          the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

58 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

                          This page is for your notes.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18 59

                          This page is for your notes.

60 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 23474-09-0119



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Series Trust II:
The audit fees for the Trust were $23,000 payable to Ernst & Young LLP for the year ended
November 30, 2018 and $23,000
for the year ended November 30, 2017.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Pioneer Series Trust II:
The tax fees for the Trust were $8,028
payable to Ernst & Young LLP for the year ended
November 30, 2018 and $8,028
for the year ended November 30, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended November 30 2018 and 2017, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


The aggregate non-audit fees for the Trust were $8,028 payable to Ernst & Young LLP for the year ended
November 30, 2018 and $8,028 for the year ended November 30, 2017.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 30, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer


Date January 30, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer


Date January 30, 2019

* Print the name and title of each signing officer under his or her signature.